CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PhotoChannel Networks Inc. on Form 20-F for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PhotoChannel Networks Inc.

Date: March 30, 2007	/s/Peter David Fitzgerald
Name: Peter David Fitzgerald
Title: Chairman and Chief Executive Officer

Date: March 30, 2007	/s/John Robert Chisholm
Name: John Robert Chisholm
Title: Chief Financial Officer